                                                                   Exhibit 10.21

Automatic Data Processing
Miami Region
7007 North West 77th Avenue
Miami, Florida  33166-2898
305-882-7300
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                                            Re: Company Code: SKK

Dear Client:

Welcome to ADP's Total Tax Filing Services. Your first payroll with Total Tax Services scheduled to process with a paydate of 1/8/99 is quarter 1. The current level of service you have chosen is:

|X| Deposit and File            (ADP files and deposits for you)
|_| Deposit Only                (ADP deposits only, you will be responsible for
                                annual filing)

Since ADP will now assume the responsibility of making your tax deposits effective with the above date, please inform the appropriate personnel in your company in order to avoid any duplicate deposits.

As a reminder, you will receive a STATISTICAL SUMMARY with each payroll informing you of the total tax amount which will be withdrawn from your specified bank account. The total tax amount which will be impounded is located at the bottom of the column titled "IMPOUNDED". Any amounts appearing in the column titled "MEMO" are taxes which will not be impounded since ADP is not responsible for these items.

Adequate funds to cover the amount of taxes which will be impounded must be available in your specified bank account 24 WORKING HOURS prior to that particular payroll's paydate in order for taxes to be impounded and deposited properly. This information is also stated on the back of your "Client Account Agreement" should you need any further clarification. Should you have any additional questions regarding these or any other issues, please feel free to contact your Account Manager.

Total Tax is the most complete payroll tax filing services available in the industry. It is the only service designed to not only deposit, reconcile, and file your taxes, but to also help you manage the only tax rule you can directly controls your SUI tax rate. Enclosed is a client booklet which outlines the material provided to you by ADP's Total Tax Service. Please take some time to read the booklet as it may answer many of your questions and save you time. Also, please find some Total Tax Separation Forms whose use is explained in the booklet. If you should ever have any questions regarding instances when claims are filed, notices are received, or for any general questions regarding Total Tax only, please feel free to call (800) 959-6246 to receive instructions.

                                                     Automatic Data
                                                     Attn: Total Tax
                                                     P.O. Box 6501
                                                     Diamond Bar, CA 91765-8501
Thank you!

Automatic Data Processing

              CLIENT ACCOUNT AGREEMENT AND AUTHRORIZATION TO DEBIT

CLIENT NAME: THE CHURCHILL BENEFIT CORPORATION DUNS #_________ BRANCH___________
                           ADDITIONAL APPLICABLE
CO CODE________________________ COMPANY CODES___________________________________

CLIENT agrees to one of the debit methods listed below for collection of (1) payroll tax obligations related to ADP's Tax Filing Services, (2) the applicable fees for ADP's services, (3) payroll obligations related to ADB's FSDD, ADPCheck or TotalPay services, (4) Wage Garnishment deduction amounts related to ADP's WGPS services, and/or (5) business tax deposit obligations related to ADP's Electronic Business Tax Service. Such debits will be initiated by ADP, Inc. ("ADP") out of CLIENT's applicable account specified below (the "DDA Account") at the financial institution specified below ("BANK").

DEBIT METHOD (CHECK APPLICABLE BOX):   NOTE: THE REVERSE WIRE METHOD WILL BE
                                       USED FOR AMOUNTS EXCEEDING $500,000,
                                       EXCEPT THAT THE ACH METHOD WILL BE USED
                                       TO COLLECT ALL SERVICE FEES.

|X| ACH or PRE-AUTHORIZED DRAFT        Bank is authorized to charge the DDA
                                       ACCOUNT in accordance with the ACH
                                       provisions ons the back of this
                                       Agreement.

|_| REVERSE WIRE                       ADP will initiate a request for a wire
                                       transfer of funds from the DDA ACCOUNT in accordance with the Reverse Wire instructions on the back of this Areement.

BANK INFORMATION: ("FSDD & ADPCheck funds must be debited from a single account)
--------------------------------------------------------------------------------------------------------------------------------
|_| Payroll Taxes      |_| Fees for Services     |_| FSDD     |_| ADPCheck     |X| Total Pay     |_| WGPS     |_| EBTS
|_| Other _________
--------------------------------------------------------------------------------------------------------------------------------
Bank Transit/ABA #:        0212 02162                               Bank Account (DDA) #:
--------------------------------------------------------------------------------------------------------------------------------
Bank Name:        Summit Bank                                       Bank Contact:
--------------------------------------------------------------------------------------------------------------------------------
Bank Address:                                                       Bank Phone:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
|_| Payroll Taxes      |_| Fees for Services     |_| FSDD     |_| ADPCheck     |_| Total Pay     |_| WGPS     |_| EBTS
|_| Other __________
--------------------------------------------------------------------------------------------------------------------------------
Bank Transit/ABA #:                                                 Bank Account (DDA) #:
--------------------------------------------------------------------------------------------------------------------------------
Bank Name:                                                          Bank Contact:
--------------------------------------------------------------------------------------------------------------------------------
Bank Address:                                                       Bank Phone:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
|_| Payroll Taxes      |_| Fees for Services     |_| FSDD     |_| ADPCheck     |_| Total Pay     |_| WGPS     |_| EBTS
|_| Other __________
--------------------------------------------------------------------------------------------------------------------------------
Bank Transit/ABA #:                                                 Bank Account (DDA) #:
--------------------------------------------------------------------------------------------------------------------------------
Bank Name:                                                          Bank Contact:
--------------------------------------------------------------------------------------------------------------------------------
Bank Address:                                                       Bank Phone:
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE THIS SECTION ONLY IF FSDD, ADPCHECK, OR TOTALPAY IS INDICATED ABOVE:
                                                                                                          Federal ID #
--------------------------------------------------------------------------------------------------------------------------------
Has the Business or Principal/Owner ever declared bankuptcy?     |_| Yes       |X| No                      22-2747692
                                                                                 -
--------------------------------------------------------------------------------------------------------------------------------
FSDD Est. No. of Employees:            60       FSDD Est. $$ per Payroll:           $50,000    FSDD Start Date:
--------------------------------------------------------------------------------------------------------------------------------
ADPCheck Est. No. of Employees:        20       ADPCheck Est. $$ per Payroll:       $40,000    ADPCheck Start Date:
--------------------------------------------------------------------------------------------------------------------------------
                               NOTE: ENTER INFORMATION FOR BOTH FSDD AND ADPCHECK IF CLIENT IS TOTALPAY
--------------------------------------------------------------------------------------------------------------------------------

In consideration of BANK's compliance with this authorization, CLIENT agrees that BANK's treatment of any charge, and the BANK's rights with respect thereto, shall be the same as if the charge were initiated personally by CLIENT, and that if any charge is dishonored, whether with or without cause, BANK shall be under no liability whatsoever.

In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Price Quotation, Sales Order, National Account Agreement, or ADP Terms and Conditions attached to any proposal given to CLIENT, this Agreement shall control.

This authorization shall remain in effect unless and until revoked in writing by an authorized representaitve of CLIENT and until BANK and ADP have each received such notice and have had reasonable time to act upon such notice.

CLIENT Signature________________________________    Date________________________

CLIENT Representative Name & Title______________________________________________
                                      (Must be an authorized signatory on
                                            the acounts listed above)

LIMITED POWER OF ATTORNEY AND
TAX INFORMATION AUTHORIZATION
(in accordance with Internal Revenue Service Revenue Procedures)

                                                              TAX FILING SERVICE
                              --------------------------------------------------
                                      1.            2.              3.
                                 COMPANY CODE     BRANCH    FEDERAL ID NUMBER
                              --------------------------------------------------
                                      SKK           07          22-2747692
                              --------------------------------------------------

4. TAXPAYER LEGAL NAME (Include spaces, ampersands, and hyphens. Do not enter any other punctuation.):

CHURCHILL BENEFIT CORPORATION
--------------------------------------------------------------------------------

5. DBA NAME (Include spaces, ampersands, and hyphens. Do not enter any other punctuation.):

--------------------------------------------------------------------------------
ADP is hereby appointed Reporting Agent with the authority to sign and file employment tax returns and make deposit electronically, on magnetic media, or on paper, for the above stated taxpayer to Federal, State, and Local jurisdictions. ADP is authorized as a designee of the taxpayer to receive notices, correspondence, transcripts, deposit frequency data, or other information with respect to employment tax returns filed and deposits made by the designee.

This authorization shall include the appropriate State and Local forms and the following Federal forms, beginning with the tax period indicated and remaining in effect through subsequent periods until the taxpayer or designee notifies IRS that this authorization is terminated or revoked. If the taxpayer is required to file a return electronically or to submit federal tax deposit data electronically, ADP is required to file the return and submit the deposit data electronically for the taxpayer. If the taxpayer is not required to file or deposit electronically, ADP may file or make deposits on their behalf in one of the filing methods indicated below:

---------------------------------------------------------------------------------------
6.  Forms                    940            941             943              FTD
                                                                                        E  = Electronic
---------------------------------------------------------------------------------------
7.  Filing Method           E.M.P.        E.M.P.           E.M.P.            E.M.
                                                                                        M = Magnetic Media
---------------------------------------------------------------------------------------
8.  Beginning Period      (Tax Year)     (Qtr/Yr)        (Tax Year)        (Qtr/Yr)
                             1997          1999           ________         ___/____     P = Paper
---------------------------------------------------------------------------------------

9.  FOR ADP USE ONLY:                   |X|     PAYROLL/TAX FILING SERVICE
                                        |X|     ELECTRONIC BUSINESS TAX SERVICES

The Limited Power of Attorney and Tax Information Authorization revokes all earlier tax filing powers of attorney and tax information authorizations on file with respective taxing authorities with respect to the same tax matters and tax periods covered hereby, but has no effect on any other Power of Attorney or authorization.

--------------------------------------------------------------------------------
             10. SIGNATURE OF TAXPAYER OR AUTHORIZED REPRESENTATIVE

I understand that this authorization does not absolve me as the taxpayer of the responsibility to ensure that all returns are filed and all taxes are paid on time. I authorize the taxing authorities to disclose otherwise confidential tax information to ADP as necessary to discuss or provide filing or account information relating to employment tax returns filed or to be filed and/or deposits made or to be made by ADP (including information relating to any penalty resulting from such deposits) as well as deposit requirements. I certify that I have the authority to authorize the disclosure of otherwise confidential tax data on behalf of the taxpayer.


                                          William G. Bahr
                                          --------------------------------------
                                          Name (Required)
                                          President
                                          --------------------------------------
                                          Title
                                          /s/ William G. Bahr
                                          --------------------------------------
                                          Signature (Required)
                                          11/19/98
                                          --------------------------------------
                                          Date (Required)
                                          /s/ Jan Tomborn
                                          --------------------------------------
                                          Reporting Agent Signature

                                POWER OF ATTORNEY
                  TO REPRESENT EMPLOYING UNIT IN ITS RELATIONS
                       WITH THE TEXAS WORKFORCE COMMISSION

--------------------------------------------------------------------------------
ATTORNEY IN FACT:                    3.  EMPLOYER'S TWC ACCT #:  06-666692-1
--------------------------------------------------------------------------------
1.  TWC ACCT #:  019717992           4.  EMPLOYER'S FED ID #:  22-2747692
--------------------------------------------------------------------------------
2.  ADDRESS:  P.O. BOX 6501          5.  CONTACT NAME:  R. Harris
--------------------------------------------------------------------------------
    Diamond Bar, CA  91765-8501      6.  CONTACT PHONE #:  (561) 278-1351
--------------------------------------------------------------------------------

BY THIS INSTRUMENT, (7) THE CHURCHILL BENEFIT CORPORATION, an employing unit which is a (8) CORPORATION, whose address is on (9) 100 EAST LINTON BLVD., SUITE 401A, DELRAY BEACH, FLORIDA 33483, appoints (10) ADP INC. its lawful attorney to represent it in its relations with the Texas Workforce Commission, and specifically authorizes said attorney to transact any and all business as between grantor of said power and said Commission and to do any and all acts necessary.

This Power of Attorney shall be in full force and effect until such time as a Revocation of Power of Attorney form, Form C-43, revoking it is filed in the offices of said Commission at Austin, Texas.
(11) /s/ R. Harris
--------------------------------------------------------------------------------
Signature and title, (owner, partner, or officer, etc.) of persons signing for employing unit


(12) SUBSCRIBED AND SWORN to before me on this 12TH day of MARCH, 1999


                                     (13) ____________________________________
                                                 (Signature of Notary)


                                     (14) Notary Public, State of ____________

                                     My Commission expires __________, 19___

NOTICE: This power of attorney should be executed in duplicate. Original to be filed with the Texas Workforce Commission, Austin, Texas. Duplicate to be retained by the employer for his files.